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                                                                   EXHIBIT 23.5

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 6 to Form S-4 of Howmet Corporation of our report dated 11 July 1996, relating to the financial statements of Howmet Limited, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Price Waterhouse

Bristol, United Kingdom
July 11, 1996